UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 6, 2018

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14455 N. Hayden Road
Scottsdale, Arizona 85260
(Address of principal executive offices, including zip code)

(480) 505-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 6, 2018, GoDaddy Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The stockholders voted on the following proposals at the Annual Meeting:

1.	to elect four Class III directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier death, resignation or removal;

2.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

3.	to approve named executive officer compensation in a non-binding advisory vote.

For more information about the foregoing proposals, see the Company’s proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2018, and the Company’s proxy statement supplement, filed with the SEC on May 14, 2018.

The voting results for each of the proposals are as follows:

1. Election of Directors

Nominee	For	Withheld	Broker Non-votes
Herald Y. Chen	117,526,390	23,114,897	4,285,701
Gregory K. Mondre	114,419,315	26,221,972	4,285,701
Bob Parsons	118,521,209	22,120,078	4,285,701
Brian H. Sharples	119,488,642	21,152,645	4,285,701

Each director nominee was duly elected to serve until the 2021 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to earlier death, resignation or removal.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained
144,619,756	264,960	42,272

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

3. Advisory Vote on Compensation of the Company’s Named Executive Officers

For	Against	Abstained	Broker Non-votes
134,955,952	5,485,053	200,282	4,285,701

The stockholders approved the compensation of the Company’s named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	June 8, 2018	/s/ Nima Kelly
Nima Kelly
Executive Vice President & General Counsel